UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2014

GSM Group, Inc.

f/k/a Northam Acquisition Corp.

(Exact name of registrant as specified in its charter)

0-54812
(Commission File Number)

Delaware
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1712 Pioneer Avenue Suite 1891

Cheyenne, WY 82001
(Address of principal executive offices, with zip code)

(307) 632-3333
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2014, Northam Acquisition Corp., a Delaware corporation (the “Registrant” or “Company”) amended Article One of its Certificate of Incorporation to change its name from "Northam Acquisition Corp." to "GSM Group, Inc." This amendment was approved by unanimous resolutions adopted as of October 10, 2014 by the Company's stockholders and Board of Directors. The Certificate of Amendment of the Certificate of Incorporation of Northam Acquisition Corp. is attached hereto as Exhibit 1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
Exhibit 1 Exhibit 2

Certificate of Amendment of the Certificate of Incorporation of Northam Acquisition Corp.

Written Consent by the Shareholders of Northam Acquisition Corp. in Lieu of a Meeting and Unanimous Written Consent by the Board of Directors of Northam Acquisition Corp. in Lieu of a Meeting.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHAM ACQUISITION CORP.

Date: October 10, 2014	By:	/s/ Kerri Holden
Name: Kerri Holden Title: President and Chief Executive Officer

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